EXHIBIT 10.18
                                                                   -------------

                 ASSIGNMENT AND ASSUMPTION AGREEMENT AND CONSENT

Re: Assignment by MM Squared, Inc., f/k/a MM(2) Group, Inc., a New Jersey corporation (the "Assignor") to anD the Assumption by MM(2) Group, Inc., f/k/a Wien Group, Inc., a New Jersey corporation (the "Assignee"), of the agreements listed on Attachment A.

         WHEREAS, pursuant to the Acquisition Agreement dated July 8, 2005, as amended, by and among Wien Group, Inc., a New York corporation ("Wien (NY)", Wien Group, Inc., a New Jersey corporation ("Wien (NJ)"), Stephen Wien, MM(2) Group, Inc., a New Jersey corporation ("MM2"), and Jerome Mahoney and Jerome Mahoney, immediately prior to the closing of this transaction, Wien (NY) merged into Wien (NJ) with Wien (NJ) as the surviving company and Wien (NJ) acquired all of the capital stock of MM2, whereby MM2 became a wholly owned subsidiary of Wien (NJ);

         WHEREAS, MM2 changed its name to MM Squared, Inc. and Wien (NJ) changed its name to MM(2) Group, Inc. ("MM(2) Group").

         WHEREAS, the parties hereto all concur that these agreements should all be in the name of and an obligation of the parent company, the MM(2) Group;

         NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

         (a) Assignor hereby irrevocably assigns and transfers to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the agreements listed on Attachment A herein (the "Assigned Agreements"), subject to the provisions of this letter. Assignee hereby accepts the assignment of the Assigned Agreements.

         (b) Assignee hereby expressly acknowledges and agrees that the Assignee is accepting the assignment specified in Section (a) above that Assignee hereby agrees to satisfy the Assumed Obligations (as described below).

         (c). Assumed Obligations

         Assignee hereby expressly assumes and agrees to pay, perform and discharge, in due course all of the obligations and liabilities of the Assignor of the Assigned Agreements.

ASSIGNOR:                                   ASSIGNEE:
MM SQUARED, INC.                            MM(2) GROUP, INC.

By:__________________                       By:__________________
      Mark Meller                                 Mark Meller
      President                                   President

         The undersigned hereby acknowledge and consent to the assignment and assumption by the Assignor and the Assignee of the Assigned Agreements, but only in regard to those Assigned Agreements to which the undersigned is a party thereto.


                             MONITOR CAPITAL, INC.


                             By:
                                 -------------------------------

                             CORNELL CAPITAL PARTNERS, LP


                             BY:  YORKVILLE ADVISORS, LLC
                             ITS: GENERAL PARTNER


                             By:
                                 -------------------------------

                             Name:  Mark Angelo
                             Title: Portfolio Manager



                             DAVID GONZALEZ, ESQ.

                             By:
                                 -------------------------------



                                    FIDELITY TRANSFER COMPANY


                             By:
                                 ------------------------------
                             Name:
                                   ----------------------------
                             Title:
                                    ---------------------------

                                  ATTACHMENT A


1. 5% Secured Convertible Debenture (the "Debenture") dated April 1, 2005 issued to Cornell Capital Partners, LP for the sum of $1,250,000.

2. Standby Equity Distribution Agreement (the "SEDA"), dated April 1, 2005, between Cornell Capital Partners, LP and MM(2) Group, Inc.

3. Securities Purchase Agreement, dated April 1, 2005, between MM(2) Group, Inc. and Cornell Capital Partners, LP.

4. Escrow Agreement related to the Debenture, dated April 1, 2005, between MM(2) Group, Inc., Cornell Capital Partners, LP and David Gonzalez, Esq.

5. Registration Rights Agreement related to the SEDA, dated April 1, 2005, between MM(2) Group, Inc. and Cornell Capital Partners, LP.

6. Investor Registration Rights Agreement related to the Debenture, dated April 1, 2005, between MM(2) Group, Inc. and Cornell Capital Partners, LP.

7. Security Agreement, dated April 1, 2005, between MM(2) Group, Inc. and Cornell Capital Partners, LP.

8. Escrow Agreement related to the SEDA, dated April 1, 2005, between MM(2) Group, Inc., Cornell Capital Partners, LP and David Gonzalez, Esq.

9. Irrevocable Transfer Agent Instructions, dated April 1, 2005 between MM(2) Group, Inc., Inc. and Fidelity Transfer Company.

10. Placement Agent Agreement dated April 1, 2005 between MM(2) Group, Inc., Monitor Capital, Inc. and Cornell Capital Partners, LP.

11. Form of Warrant granted to Cornell Capital Partners, LP to purchase up to 750,000 Class A Common Stock Shares of MM(2) Group, Inc.